Exhibit 99.1 Axalta Coating Systems Ltd. Investor Presentation First Quarter 2019 Sensitivity: Business Internal

Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to our 2019 goals and financial projections, which include net sales, net sales excluding FX, Adjusted EBIT, Diluted adjusted EPS, depreciation and amortization, Adjusted EBITDA, interest expense, tax rate, as adjusted, diluted shares outstanding, capital expenditures, free cash flow and related assumptions including contributions from acquisitions, FX impacts, cost savings, pricing actions, raw material inflation and product launches. Any forward- looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA, Adjusted EBIT and Diluted adjusted EPS consist of EBITDA, EBIT and Diluted EPS, respectively, adjusted for (i) certain non-cash items included within net income, (ii) certain items Axalta does not believe are indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items that have not occurred within the last two years or we believe are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted net income shows the adjusted value of net income attributable to controlling interests after removing the items that are determined by management to be items that we do not consider indicative of our ongoing operating performance unusual or nonrecurring in nature. Our use of the terms net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA , EBIT, Adjusted EBIT and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, Diluted adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Diluted adjusted EPS, Adjusted EBITDA, Adjusted EBIT, Free Cash Flow or tax rate, as adjusted, on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our GAAP results. Constant Currency Constant currency or ex-FX percentages are calculated by excluding the change in average exchange rates between the current and comparable period by currency denomination exposure of the comparable period amount. Segment Financial Measures Our primary measure of segment operating performance, as determined in accordance with GAAP, is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. A reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not required. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. Rounding Due to rounding the tables presented may not foot. P RO P RIE TARY Sensitivity: Business Internal 2

Axalta’s Customer Focused Organization PERFORMANCE COATINGS TRANSPORTATION COATINGS SEGMENTS $3.0 Billion, 65% of Sales $1.7 Billion, 35% of Sales Refinish ALES BY $1.8 B S (38%) END Industrial Light $1.3 B Vehicle MARKET (27%) $1.3 B (28%) Comml Vehicle $0.4 B (7%) ▪ General industrial powders ▪ Automotive OEMs ▪ Heavy duty truck, utility trucks ▪ Independent body shops ▪ Wood coatings END ▪ Coatings for plastic and ▪ Rail, bus, machinery ▪ Multi-shop operators (MSOs) ▪ Electrical insulation composite materials ▪ Recreational vehicles MARKETS ▪ Auto dealership groups ▪ Architectural and decorative ▪ Automotive interiors ▪ Marine ▪ Coil and extruded metals ______________________________________________ 1. Financials for FY 2018, all sales data refers to Net Sales P RO P RIE TARY Sensitivity: Business Internal 3

Axalta is Focused on Shareholder Value Creation Significant Progress… …with More to Come A Transformation Story Axalta’s Value Creation Model ▪ Cultural shift; incentive alignment ▪ Drive profitable growth with innovation, customer focus ✓ Performance-based long-term compensation and solid core market drivers ▪ Organizational restructuring tightens accountability ✓ Mid-single digit organic net sales growth target ✓ Matrix structure, Americas consolidation ▪ Operating excellence and cost structure refinement ▪ Refining focus on growth ✓ $200 million Axalta Way II target ✓ Net sales CAGR 3.9% 2013-18 ex-FX ▪ Capital allocation with shareholder value focus ▪ Substantial ongoing productivity improvement ✓ IRRs typically target 20% or better ✓ $200 million Axalta Way savings ▪ Substantial coatings consolidation opportunity ▪ M&A transactions change business mix ✓ Robust pipeline of bolt-on targets ✓ 7 deals finalized in 2018 Axalta Continues to Evolve and Leverage Structurally Attractive Coatings Markets P RO P RIE TARY Sensitivity: Business Internal 4

Axalta’s Global Presence 14,000 Employees 50 Västervik Manufacturing Sites Darlington Farnham Moscow West Bromwich Zuidland Minneapolis Hilliard Houthwaite Wuppertal Ajax Tewksbury Changchun Cornwall Mechelen Guntramsdorf Mt. Clemens Sacramento Montbrison Landshut Ft. Madison Bulle Orrville Shangdong Jacksonville Front Royal Gebze 47 High Point Qingpu Riverside Houston Huntsville Chengdu Jiading Customer Training Monterrey Huangshan Savli Taipei Dongguan Facilities Ocoyoacac Tlalnepantla Amatitlan Bangplee Kuala Lumpur Cartagena de Indias Cikarang Shah Alam 4 Technology Centers Guarulhos Port Elizabeth Buenos Aires 130 Countries We Sell Into Manufacturing Sites P RO P RIE TARY 5 Sensitivity: Business Internal 5

Why Invest in Axalta Today? Strong Free Focused End- Consolidation ROIC Growth Significant Axalta Way Cash Flow Markets, Opportunity Focus, China Growth Driving Generation and Structural with Proven Shareholder Opportunity Productivity Allocation Volume Growth M&A Strategy Value Alignment Process P RO P RIE TARY Sensitivity: Business Internal 6

We are Focused on Structurally Attractive Coatings End-Markets A $130 Billion Global Coatings Market Axalta’s Coatings Markets Coatings Industry Sales Coatings Industry Sales ($ Billions) CAGR 5.2% Industrial Commercial 3.9% Vehicle Light 2.9% Vehicle Refinish 2.7% ____________________ _____________________________ Source: Axalta estimates Source: Orr & Boss (2017), Axalta estimates Long Term Alignment With Global Growth P RO P RIE TARY Sensitivity: Business Internal 7

Axalta is a Global Leader in Many of Our Markets… Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle ▪ in Powder coatings globally ✓ ✓ ✓ ✓ #1 Supplier to North American HDT Market ▪ in Industrial Wood coatings (North America) #2 ▪ in Energy Solutions coatings globally ▪ in Industrial E-coat globally ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share _____________________________________________________________________ Source: Orr & Boss, Axalta estimates (2017) P RO P RIE TARY Sensitivity: Business Internal 8

…But We also have Substantial White Space Growth Opportunities Refinish – Regional Car Parc Growth Light Vehicle – Cars Per Capita (in thousands) ’17-’22E CAGR 0.75 500 Growth in China 2% 400 Penetration rate gap will 1% narrow across regions 300 14% 200 4% 0.37 100 6% 0.18 - 0.11 0.08 NA EMEA LA China AP ex China NA EMEA LA China AP ex China Industrial – Market Opportunities Commercial Vehicle – Market Opportunities (Market Size in $ Billions) ($ Billions) ACE, $1.5 Marine, $0.5 Powder, $8.1 Trucks (MDT/HDT), Core $0.7 Aviation, $0.5 General Industrial, Developing Bus, $0.2 $16.0 Wood, $9.6 Opportunity Body Builders Specialty OEM, + Trailers, $0.4 $0.6 Significant white space Coil, $4.4 Rail, $0.6 ____________________________________________________________ for growth Source: LMC, Orr & Boss (2017), IRFAB, Global Market Insights, Axalta Estimates P RO P RIE TARY Sensitivity: Business Internal 9

China Represents a Huge Growth Opportunity Refinish Industrial ▪ Car parc growth ▪ China consumes >40% of global industrial coatings today ▪ Mainstream and economy segment growth ▪ Shift from export end users to domestic consumers ▪ Follow market to Tier 2-4 cities ▪ Importance of local production and supply ▪ Growth through M&A ▪ Enhanced portfolio - mainstream and acquired products Car Parc Growth Global Coatings Consumption Electrical Insulation Powder Car parc growth in millions 291 $1.5 billion $8.1 billion expected to continue 265 239 214 191 154 21% 135 11% 117 100 84 48% 69 22% 48% 56 20% 46 29 37 16 20 24 6 7 9 11 13 3% 3% 8% 16% Performance Coatings Source: LMC Automotive, 2019 Estimates P RO P RIE TARY Sensitivity: Business Internal 10

China Represents a Huge Growth Opportunity, Cont’d Light Vehicle Commercial Vehicle ▪ Adding business with domestic OEMs ▪ Huge truck market >1 million vehicles per year production ▪ Automotive fleet penetration per capita drives market ▪ Modernization of fleet drives demand for quality coatings growth ▪ Train and bus represent growth markets ▪ Target customer shift to interior cities requires new plants Penetration Gap Growing and New Partners Light vehicles per person expected to increase over time Transportation Coatings Source: LMC Automotive Q4, 2017 Estimates P RO P RIE TARY Sensitivity: Business Internal 11

Focus on Operating Excellence, Axalta Way Savings Continue with Phase II ▪ Achieved Phase I $200 million target achieved Axalta Way II ▪ Axalta Way II target: $200 million from 2018 through 2021 Axalta Operating ▪ Lean implementation in Wuppertal, Germany and Mt. Clemens, MI Excellence (AOE) ▪ Global rollout to drive substantial productivity improvement over time ▪ ~$190 million annual innovation investment (>4% of net sales) Innovation Investment ▪ >250 new products per year drive our organic growth ▪ Salesforce Investment New tools to manage customer relationships ▪ New leadership aligned key incentives to results ▪ S4 Hana project to globally align financial and supply chain systems Enhanced IT Tools ▪ Large majority of our Enterprise Data is now stored in the cloud Axalta Continues to Focus on Organizational Optimization P RO P RIE TARY Sensitivity: Business Internal 12

M&A: Leveraging a Consolidating Coatings Sector Target End-Market Geography Closed Company Overview Leading manufacturer/distributor of refinish and DuWest Performance Coatings Refinish Latin America 2015 architectural coating products in Central America Ohio-based refinish manufacturer focused on ChemSpec North America Refinish North America 2015 mainstream and economy market segments Producer of refinish coatings in Malaysia and High Performance Coatings Refinish Asia Pacific 2016 Indonesia Automotive interior coatings with strong position with United Paint (division) Light Vehicle North America 2016 North American OEM’s Dura Coat Products Industrial North America 2016 Leading independent supplier of coil coatings Ellis Paint Company Industrial North America 2017 Leading independent supplier of industrial paint Century Industrial Coatings Industrial North America 2017 Leading supplier of custom industrial coatings Industrial Wood Coatings Industrial North America 2017 Leading supplier of industrial wood coatings Leading supplier of industrial liquid coatings for Spencer Coatings Group Industrial EMEA 2017 drums/towers, ACE, pipelines, flooring & architectural Plascoat Systems Limited Industrial EMEA 2017 Leading supplier of thermoplastic coatings We also completed seven acquisitions in 2018, primarily in the Refinish end-market P RO P RIE TARY Sensitivity: Business Internal 13

Axalta Generates Strong Free Cash Flow; Disciplined Allocation Strong Adjusted EBITDA Margins A Sound Capital Allocation Process 20% ▪ Axalta is the margin leader and generates 16% 15% substantial free cash flow 11% ▪ 9% We have organic and inorganic investment opportunities that we expect will enhance overall returns on capital ▪ AXTA SHW PPG RPM AKZA We have completed 21 M&A transactions with total FY 2018 for all companies except for RPM (LTM 11/2018) allocated capital of ~$819 million since 2016 Free Cash Flow Growth ▪ 100% We have repurchased over $300 million of our $500 $423 $415 80% $400 $362 common shares to date 60% $300 $272 47% 47% 39% 31% 40% ▪ $200 $63 We have invested over $500 million in capex $100 8% 20% projects since 2015 with strong assumed IRRs $0 0% 2014 2015 2016 2017 2018 ▪ 2018 free cash flow includes upfront customer Free Cash Flow FCF / Adj. EBITDA investments with attractive long-term commitments Strong and Sustainable Cash Flows Drive Value P RO P RIE TARY Sensitivity: Business Internal 14

Axalta is Squarely Focused on Shareholder Value Creation Growth Productivity ▪ Technology and innovation ▪ Axalta Way II drivers ▪ Axalta Operating Excellence ▪ Evolution of culture and (AOE) rollout incentives ▪ Inflation offset as starting point ▪ Clear strategies by end-market with accountability Shareholder Value Creation Capital M&A ▪ Allocation Coatings consolidation ▪ opportunity continues Target increased return on ▪ invested capital (ROIC) Strong track record to date ▪ ▪ Bolt-on deals minimize risk, At least 50% of FCF deployed to M&A over time maximize returns ▪ ▪ Add products, technology, market Share buyback opportunistically access ▪ Returns enhanced by synergies P RO P RIE TARY Sensitivity: Business Internal 15

Sustainability at Axalta Environment Social Governance ▪ Environment, Health & Safety policies well defined ▪ Supply chain initiatives including Supplier Code of ▪ Environment, Health, Safety & Sustainability Conduct and Supplier Sustainability Risk Management ▪ Committee of the Board Responsible Care® RC (ISO) 14001 certification Program ▪ Created sustainability function and team ▪ Next generation health & safety training introduced ▪ Enhancing product stewardship systems ▪ Material issues and goal setting ▪ Production localization strategy reduces risk, cost ▪ Employee engagement and environmental impact ▪ Ethics & integrity compliance program ✓ Development and recruitment programs ▪ Targeting reduced environmental impact across ✓ Communications with Inside Axalta intranet ▪ Cybersecurity initiatives multiple categories with specific goals in place ✓ Volunteerism supported ▪ Bi-annual sustainability reporting cycle ▪ ✓ Employee diversity supported with Axalta Product sustainability benefits from low-to-no VOC or ▪ HAPs formulations and from new application Women’s Network Engage OEM procurement sustainability teams technologies ▪ Corporate social responsibility programs ✓ STEM education ✓ Environmental stewardship P RO P RIE TARY Sensitivity: Business Internal 16

Sustainability at Axalta Awards and Recognition by Customers and Rating Bodies Honda N.A. awarded Axalta’s Mt. Clemens Axalta received Honda Brazil’s 2017 Best Axalta received the EcoVadis Gold Star site with its first Supplier Sustainability Supplier Award in the Excellence in Quality award given to the top 5% of surveyed Award in 2017 for “exceptional commitment and Delivery category including environmental companies based on environmental, to social responsibility” responsibility social, labor and fair business practices Axalta received the Ford Green Pillar Award Axalta received Renault’s Supplier Award for Axalta participated in the inaugural ISS based on our commitment to transparency in Innovation in 2016 in recognition of our energy Environment and Social survey with the Ford product supply chain in 2017 saving refinish clear coat technology positive results P RO P RIE TARY Sensitivity: Business Internal 17

Key Goals for 2019 Key Objectives for Growth and Value Creation Outgrow Our End-Markets ▪ Continued organic net sales growth Axalta Way II Execution ▪ Ongoing savings from optimizing our organization Incremental Cost Actions ▪ Closing any price-cost gap with focused actions Drive Product Innovation ▪ Over 250 new product launches Disciplined Capital ▪ M&A, share buybacks, ongoing internal projects Allocation Axalta’s To maximize our customers’ productivity and product functionality by Vision offering them innovative coatings solutions and best-of-class service P RO P RIE TARY Sensitivity: Business Internal 18

Financial Overview Sensitivity: Business Internal

Axalta’s Growth Algorithm Multiple Steps Support Results Improving Returns Over Time ▪ Mid-single digit core growth includes market Mid-single digits Accretive M&A growth, modest share capture and incremental pricing in key businesses ▪ Free cash flow allocation is primarily directed Inflation ‘plus’ Productivity to M&A and opportunistic share buybacks ▪ We expect to improve ROIC with strong capital allocation in internal investment, M&A and Pricing Low single digits maximizing productivity ▪ M&A: Seek above market average returns from bolt-on deals Organic volume Low- to mid-single digits Organic Growth + FCF Deployment = Strong Topline Growth P RO P RIE TARY Sensitivity: Business Internal 20

Axalta’s Growth Drivers are Diverse Value Creation From Multiple Sources and Disciplined Process ▪ Capex of $143 million and R&D of ~$1901 million in 2018 provided support for Growth Supported by Clear maintenance and strategic growth Strategies, Greater Resources ▪ Growth strategies in place for each business and each region Market Share Gains in Core ▪ Refinish market share increased by ~500 basis points 2013-2018 Markets From Innovation, ▪ Service Execution Strong headway in multiple other coatings verticals ▪ Axalta has substantially expanded in Asia Pacific ex-China, Middle East and Emerging Markets Focus for Africa since inception Long Term Growth ▪ We are levered to EM growth across most businesses ▪ Migrating industrial products from Europe to Asia; globalizing Syrox mainstream Globalizing Existing Products to technology; leveraging Wood from N.A. to new regions; E-coat technology in Reach Underserved Markets EMEA marketed successfully to global OEM customers 1 ) Total R&D includes Selling Technical Expense as well as Technology Functional costs P RO P RIE TARY Sensitivity: Business Internal 21

Q4 Consolidated Results Financial Performance Commentary Q4 % Change ($ in million) 2018 2017 Incl. FX Excl. FX Low single-digit ex-FX net sales growth driven Performance 758 732 3.4% 6.4% by solid price-mix gains ▪ Transportation 401 433 (7.4%) (3.7%) Continued price momentum in Refinish and Net Sales 1,158 1,165 (0.6%) 2.7% Industrial; Light Vehicle pricing beginning to see Net Income (loss)(1) 75 (62) early evidence of improvement with more Adjusted EBITDA 235 245 (4.3%) expected in 2019 (1) Represents Net Income (loss) attributable to controlling interests ▪ Modest benefits from acquisitions ▪ Net Sales Variance Volume declines in Transportation and Refinish (2.1%) +4.4% (3.3)% +0.4% (0.6%) offset partly by ongoing Industrial growth ▪ Unfavorable currency impact driven by Euro and $1,165 $1,158 emerging markets currencies Q4 2017 Volume Price FX Acq. Q4 2018 P RO P RIE TARY Sensitivity: Business Internal 22

Focus on Capital Allocation Debt Reduction Yes Organic Investment Leverage in Capex / R&D Investment excess of No Yes Free Cash target and no opportunity that Flow immediate exceeds hurdle investment? rate? M & A Excess No Share Repurchases - Offset dilution Share price - Opportunistic buys greater than fair value? Dividends - No current dividend, build Yes cash for other uses P RO P RIE TARY Sensitivity: Business Internal 23

Effective Capital Allocation Should Drive Improved Returns Return on Invested Capital (ROIC) Commentary NOPAT ROIC (LTM) ▪ Axalta’s ROIC includes ~$3 billion asset “step up” 14.8% from the 2013 LBO under purchase price accounting 12.3% 11.7% ▪ Drivers of ROIC upside: 9.9% ✓ NOPAT growth from ongoing business execution ✓ Capital allocation: Organic investments, return- accretive M&A, and focus on asset efficiency 4.7% ▪ Axalta remains committed to improving ROIC over time through consistent execution of our current strategy PPG AXTA SHW RPM AKZA Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identifiable intangible assets; 3) Data as of 12/2018 for all companies except RPM (11/2018); 4) Book taxes have been adjusted to exclude impact from US Tax reform for AXTA, PPG, & SHW P RO P RIE TARY Sensitivity: Business Internal 24

Net Sales to Date Show Solid Growth and Portfolio Diversification Net Sales Net Sales by Region ($ Billions) 2013 2018 North North 5.5 Asia Pacific America Asia Pacific America 15% 16% 29% Latin Latin 38% America 10% America 17% 5.0 +3.9% 39% 36% EMEA 4.5 EMEA Net Sales by End-Market 2013 2018 Commercial Commercial 4.0 8% Refinish 7% Refinish Light Light 38% Vehicle 42% 33% Vehicle 28% 3.5 2013 2014 2015 2016 2017 2018 17% 27% As Reported Constant Currency (2013 Dollars) Industrial Industrial Constant Currency Sales Progression Has Been Strong P RO P RIE TARY Sensitivity: Business Internal 25

Adjusted EBITDA Results to Date Show Strong Core Progress Adjusted EBITDA Growth Drivers ▪ Adjusted EBITDA margins increased from 17.2% in 2013 to 20.1% in 2018 $937 $902 $864 $885 ▪ Pricing actions positively contributed to margin $835 expansion $733 ▪ Volume growth and share gain provided operating leverage over fixed costs. ▪ Acquisition contribution mainly in Industrial complemented organic growth ▪ Axalta Way created culture of cost discipline 2013 2014 2015 2016 2017 2018 (1) ▪ As Reported Estimated Ex-FX and Special Items Procurement strategies mitigated rising costs Strong Margin Progress, Upside From Volume Growth and Productivity Expected Over Time Note: (1) Estimated Adjusted EBITDA Ex-FX and Special items excludes the impact of FX, Venezuela results (deconsolidated 2017), North America Refinish distributor adjustments (2017), natural disaster impacts (2017) P RO P RIE TARY Sensitivity: Business Internal 26

Debt and Liquidity Summary Leverage Trends Interest Coverage (Adj. EBITDA) 75.0% 4.4x 6.5x 69.8% 60.5% 6.0x 65.0% 4.0x 5.9x 65.4% 62.5% 3.8x 62.0% 5.5x 55.0% 3.4x 3.6x 5.1x 3.4x 45.0% 3.0x 3.6x 3.2x 4.4x 35.0% 2.8x 4.5x 3.8x 25.0% 2.4x 2014 2015 2016 2017 2018 3.5x Net Debt / Total Capital (LHS) Net Debt / Adj. EBITDA (RHS) 2014 2015 2016 2017 2018 Cost of Debt Debt Maturity Profile 5.5% Long term debt interest rates are 73% effectively fixed ▪ $850 million of term loan debt protected from rising 3,254 5.0% interest rates with 3 month USD LIBOR capped at 377 1.50%Extinguished EUR Term Loan 4.8% 491 ▪ $475 million of term loan debt is swapped to 4.5% 2,386 4.5% Euro/Fixed rate of ~1.95% 4.1% 4.0% 3.8% 507 3.8% 3.5% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2014 2015 2016 2017 2018 First Lien Term Loan (USD) Senior Unsecured Notes (USD) Senior Unsecured Notes (EUR) Senior Unsecured Notes (EUR) Revolver Note: Balances reported on a US GAAP basis as of 12/31/2018 P RO P RIE TARY Sensitivity: Business Internal 27

Free Cash Flow Strong and Improving; Deployment Accelerating Free Cash Flow Capital Deployment ($ millions) ($ millions) Cumulative: 22 11 $2,328 785 825 821 58 415 $312 423 38 802 854 580 272 362 $538 411 254 564 313 312 160 (130) (163) 72 $819 (173) (169) 124 (62) 144 (52) (39) (57) 115 110 (125) (29) (90) (136) 30 (143) (100) 188 (138) (79) 138 136 125 143 $731 (99) (78) 2014 2015 2016 2017 2018 2015 2016 2017 2018 CapEx M&A Debt Reduction Share Repurchases EBITDA after One-Time Costs Interest, net of amounts capitalized Income Taxes, net of refunds Net Working Capital CapEx Prepaid Expenses, Other Liabilities and other Cash Flow is Supporting Increased Capital Deployment and Returns P RO P RIE TARY Sensitivity: Business Internal 28

Full Year 2019 Guidance ($ millions) 2018A Guidance Comments ▪ Net sales growth largely in Performance Coatings, Net Sales +7.3% ~1-2% improved price-mix across all end-markets Net Sales, ex FX +6.7% ~2-3% ▪ 2018 net sales included 3.5% acquisition contribution while minimal assumed in 2019 Adjusted EBIT $534 $560-610 ▪ FX headwind of ~1-2% anticipated Diluted Adjusted EPS $1.28 $1.30-1.50 ▪ Accelerated depreciation of ~$25 million from Belgian plant closure increasing depreciation in 2019 D&A $369 ~$375 ▪ Adjusted EBITDA growth from organic volume growth and improved price/mix Adjusted EBITDA $937 $950-1,000 ▪ No share repurchases assumed in 2019 diluted share Interest Expense $160 ~$165 guidance ▪ Tax rate (as adjusted) up due to earnings mix, Tax Rate, As Adjusted 17.3% 20-22% incremental impact of US tax reform; excludes more favorable stock-based compensation benefits which Diluted Shares (millions) 243 ~239 impacted 2018 by ~200 Bps ▪ Capex $143 ~$160 Free Cash Flow improvement due to earnings growth and reduced customer investments Free Cash Flow $362 $430-470 P RO P RIE TARY Sensitivity: Business Internal 29

Performance Coatings: Refinish Sensitivity: Business Internal

Axalta Refinish Investment Thesis ▪ The global automotive refinish market is stable, consolidated and growing ✓ Refinish is highly stable, linked to global miles driven and accident rates ✓ The top four Refinish players hold two-thirds of the global market ✓ End-market growth ~3-4% per year expected ▪ Axalta leads with the broadest and deepest technology and market reach ✓ We lead the global market with 25% share; higher share in developed regions ✓ Our deep portfolio of next-generation technology addresses wide-ranging customer needs ✓ Axalta has broad market reach across product and customer types globally ▪ Axalta continues to grow through an aggressive and disciplined strategy ✓ Organic and inorganic product introductions to increase reach and competitiveness ✓ Benefiting from consolidation and professionalization of body shop market ✓ Tailwind from growing car parc, especially in emerging markets ✓ Adding technology and services to solidify competitive moat and customer relationships P RO P RIE TARY Sensitivity: Business Internal 31

The Global Refinish Market is Attractive and Dynamic Refinish Industry Sales by Region Industry Trends Align With Core Competencies ($ Billions) ▪ Growing eco-regulations require innovations ▪ Performance needs drive technology improvements CAGR ▪ Consolidation trend supported by field sales model 6.7% 4.5% ▪ Distribution expertise allows for agility across regions 6.1% Market Requires Innovation to Drive Growth 3.0% ▪ Color requirements continue to increase 2.0% ▪ Productivity demands innovation ▪ Targeted channel strategies aligned to market growth ▪ Field service addresses training challenges Source: Orr & Boss (2017) P RO P RIE TARY Sensitivity: Business Internal 32

Axalta is The Leader in Global Refinish Coatings Refinish Market Share Leading a Growing Industry $6.9 Billion Total Sales ▪ Leading market share position; industry sales estimated to grow at ~3% #1 CAGR through 2020 ▪ We are the Refinish technology leader, driving productivity and value for our customers ▪ Broad and diverse brand presence that fits customer needs across the value spectrum ▪ Strong global presence drives diverse growth opportunities ▪ Segment, market and competitive forces support favorable profit dynamic Source: Orr & Boss (2017) P RO P RIE TARY Sensitivity: Business Internal 33

Our Strength can be Measured in Each Region North America EMEA Asia Pacific Latin America ▪ ▪ As the leading provider to Strong market access ▪ Growth driven primarily by ▪ Well positioned in Mexico MSOs, Axalta benefits from through leading brands and expansion of the Chinese car and Brazil – the largest Latin continued consolidation distributors parc America markets ▪ ▪ Opportunity for growth in Products to support a diverse ▪ Axalta’s broad presence in ▪ Agility in price increases help value product lines provides region with both mature and automotive coatings assists offset inflation and currency additional potential for developing markets with the significant OEM devaluation growth influence in collision repair and ▪ insurance industry Underpenetrated in select ▪ Opportunity for growth in ▪ Leading VOC-compliant countries value product lines, products meet environmental ▪ Opportunity for growth in continued segmentation and regulation shifts ▪ value product lines through focus on a cost to compete Environmental regulations recent and future acquisitions driving waterborne adoption #1, 31% share #1, 27% share #2, 16% share #1, 17% share Source: Orr & Boss for share data P RO P RIE TARY Sensitivity: Business Internal 34

Refinish Growth Drivers Globally U.S. Body Shop Consolidation China Growth in Mainstream & Tier Cities Body shop paint sales Overall market expected to grow >5% 2015-2019 % of refinish market 100% 100% 100% 100% MSOs Faster growth in Core premium paints >10% CAGR in U.S. due to ~1-3% CAGR share growth by MSOs Traditional >6% CAGR 2013 17E 20F 2022F Europe Growth in CEE ▪ Faster growth is expected in mainstream and economy ▪ Growth in Tier 3-4 cities is strong and expected to continue ▪ 3% growth expected from 2017-2022 ▪ Tier 1 has been slowed by regulations ▪ ~2.2% car parc growth, faster than W Europe ▪ Axalta is following the market to Tier 2-4 cities ▪ Higher GDP growth ▪ Highly fragmented body shop market Source: Axalta, McKinsey Source: Axalta, McKinsey, CIRC (China Insurance Regulatory Commission) P RO P RIE TARY Sensitivity: Business Internal 35

Performance Coatings: Industrial Sensitivity: Business Internal

Axalta Industrial: Where We Have Come From 2013 2016 - 2018 Industrial sales 2x since 2013 1960 - 2013 2014 - 2018 P RO P RIE TARY Sensitivity: Business Internal 37

Our Industrial Business Today Industrial Coating Wood Coatings Powder Coatings Coil Coatings Energy Solutions Systems ▪ ▪ ▪ ▪ ▪ Auto metal parts Metal building Power tools ACE Kitchen cabinets ▪ ▪ ▪ ▪ Appliances products E-mobility Oil and gas Building products ▪ ▪ ▪ ▪ ▪ Architectural Architectural Wind turbines Structural steel Flooring ▪ ▪ ▪ extrusions extrusions Power generation Storage tanks Furniture ▪ ▪ ▪ Furniture Lighting Helmets ▪ ▪ ▪ General Industrial Appliances Fences 13K 27 12 60 Customers Dedicated Shared Countries Manufacturing Plants Manufacturing Plants P RO P RIE TARY Sensitivity: Business Internal 38

Industrial Coatings: A $38 Billion Market Opportunity for Axalta Industrial Coatings Market Share Doubled in 5 Years ($ in billions) ▪ Market growth of 5.4% CAGR (2013-20e) ▪ Growth driven by global GDP and industrial production ▪ Building and construction markets strong ▪ Global infrastructure growth is driving demand ▪ China drives >40% of global industrial coatings consumption Source: Coatings World, APA, Axalta estimates P RO P RIE TARY Sensitivity: Business Internal 39

Our Place in the Market Industrial Coating Wood Coatings Powder Coatings Coil Coatings Energy Solutions Systems #2 #2 #4 #2 #2 North American Global Powder North American Global Electrical Global Industrial Wood Coatings Coatings Supplier Coil Coatings Insulation Supplier E-Coat Supplier Supplier Supplier P RO P RIE TARY Sensitivity: Business Internal 40

Transportation Coatings Sensitivity: Business Internal

Transportation Coatings | Segment Overview Transportation Coatings Light Vehicle Synergies Commercial Vehicle ▪ Original Equipment ▪ Commercial truck Manufacturers Market ▪ Rail ▪ Drivers Plastic and ▪ composite coatings Bus ▪ ▪ Metal coatings Utility vehicles Global ▪ ▪ Interior coatings RVs / off-road / OEM pleasure craft ▪ Accessories Alliances ▪ General aviation Focused #2 supplier to Support #1 supplier to light vehicle Models heavy duty truck OEM market and bus markets P RO P RIE TARY Sensitivity: Business Internal 42

Transportation | Significant White Space Provides Growth Opportunities $7B ~ $2.5B $700M $600M $550M $500M $450M Total $400M Market ~$13B $200M Body LV Trucks Specialty Bus APC Builders Rail Aviation Marine* OEM MDT / HDT OEM +Trailers Customer Segment Core Developing Opportunity SOURCE: Orr & Boss, IRFAB, Global Market Insights, Axalta estimates * Excluding commercial, container, military and off-shore P RO P RIE TARY Sensitivity: Business Internal 43

Light Vehicle | Growing with a Strong Global Market Growth Opportunities Across Segments Per Capita Market Growth US Customer Segment Share EMEA Region Content Product # Plants # ($ billions) ($ Market Size Market Mexico Core ~$3.0 >25% ~200 SA Increasing to 2 vehicles per India Developing ~$1.5 >10% ~200 10 residents = $700M+ China market growth Opportunity ~$2.5 <10% ~400 = 1 car per 10 residents Achieving 20% Global Share Represents More Than $500M in Growth Potential P RO P RIE TARY Sensitivity: Business Internal 44

Light Vehicle | Increasing Content Per Vehicle with Components White Space in Exteriors and Interiors $30-50 / mirrors “small parts” vehicle bezels, handles, trim ▪ Focus markets with global leadership and strategy interior ▪ Exterior / APC a top 5 “customer” lenses ✓ Adjacent to core products ✓ Relationships with paint engineering critical ✓ Technology focus a differentiator ▪ Interior coatings added in 2016 fascia ✓ OEM focus area for differentiation leading to enriched content fascia ✓ Future vehicles increase cabin size and focus on interiors wheel / inserts Rocker / cladding ✓ Driving excellence in small batch systems and support Content Opportunity Represents > $250 Million in Growth Potential P RO P RIE TARY Sensitivity: Business Internal 45

Our Commercial Vehicle Business is Growing and Diverse Market White Space Share Gain Technology ▪ ▪ ▪ Growth opportunities: Share of wallet opportunity in existing We have leading technology to expand ✓ Underpenetrated geographies (China) markets our business ✓ ✓ ✓ Aviation ✓ Marine ✓ Adjacent markets (eg. Marine, Vehicles per customer Bus ✓ ✓ ✓ Protective) Content per vehicle Rail Recreational Vehicles HDT & MDT Builds by Geography HDT & MDT Builds Growth Superior Products Axalta owns a small % Production is expected to Chinese market steadily grow in the long term Leveraging our highly productive technology from truck to other vehicle markets globally Strong Momentum Driven by Customer-Centric Approach Source: LMC Automotive Q4, 2017 Estimates P RO P RIE TARY Sensitivity: Business Internal 46

No Matter Where the Market Goes, Coatings Play a Key Role Emerging OEMs Design & Consumer Advanced and Geographies Preferences Sustainability Manufacturing Future Mobility ▪ New entrants ▪ Styling trends ▪ Environmental ▪ Big data, line ▪ Autonomous ▪ Rising JVs ▪ Consumer choice requirements service driving ▪ ▪ ▪ ▪ Emerging OEMs ▪ Personalization Advanced Enhanced Ride sharing substrates productivity ▪ Changing ▪ Vehicle light- ▪ New technology ownership and weighting applications use patterns P RO P RIE TARY Sensitivity: Business Internal 47

Investor Contact: Chris Mecray - VP, Investor Relations, Treasury & Strategy christopher.mecray@axalta.com (215) 255-7970 Sensitivity: Business Internal

Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. P RO P RIE TARY Sensitivity: Business Internal 49

Adjusted EBITDA Reconciliation (cont’d) P RO P RIE TARY Sensitivity: Business Internal 50

Free Cash Flow Reconciliation P RO P RIE TARY Sensitivity: Business Internal 51

Adjusted EBIT Reconciliation Note: Numbers might not foot due to rounding. P RO P RIE TARY Sensitivity: Business Internal 52

Thank You! Sensitivity: Business Internal